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                                  $100,000,000

                           ORION CAPITAL CORPORATION

                          7 1/4% Senior Notes due 2005


                             UNDERWRITING AGREEMENT

                                                                   July 12, 1995


LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE
 Securities Corporation
MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED

c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Dear Sirs:

                 Orion Capital Corporation, a Delaware corporation (the "Company"), proposes to sell $100,000,000 of the Company's 7 1/4% Senior Notes due 2005 (the "Notes"). The Notes are to be issued pursuant to an Indenture (the "Base Indenture") dated as of July 17, 1995 between the Company and State Street Bank and Trust Company of Connecticut, National Association as trustee (the "Trustee"), and a First Supplemental Indenture to the Base Indenture, dated as of July 17, 1995 (the "Supplemental Indenture", and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Trustee.

                 1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees (it being understood and agreed that all representations and warranties by the Company with respect to Guaranty National Corporation and its subsidiaries (collectively "GNC") are being made solely to the Company's knowledge) that:

                          (a) A registration statement on Form S-3 (No. 33-53759), and including a prospectus for
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                 the registration under the United States Securities Act of
                 1933, as amended (the "Securities Act"), of up to $100,000,000 of a combination of debt securities (including the Notes) preferred stock, common stock, depositary shares, and warrants has (i) been prepared by the Company in conformity, in all material respects, with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Copies of such registration statement and any amendments thereto have been delivered by the Company to you as the underwriters (the "Underwriters"). As used herein, "Prospectus Supplement" means a prospectus supplement specifically relating to the Notes, filed with, or transmitted for filing to, or to be promptly hereafter filed with or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act; Registration Statement" means the registration statement as amended to the date of this Agreement; "Effective Date" means the date and time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Base Prospectus" means the prospectus included in the Registration Statement; "Prospectus" means the Base Prospectus together with the Prospectus Supplement; "Preliminary Prospectus" means a preliminary prospectus supplement specifically relating to the Notes together with the Base Prospectus. As used herein, "Base Prospectus," "Prospectus" and "Preliminary Prospectus" shall include in each case the documents, if any, incorporated by reference therein. "Supplement," "amendment" and "amend" as used herein shall be deemed to refer to and include any documents incorporated by reference pursuant to Item 12 of Form S-3 under the Securities Act, that are filed subsequent to the date of the Base Prospectus by the Company with the Com-





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                 mission pursuant to the Exchange Act of 1934, as amended (the
                 "Exchange Act"). Any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to
                 Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations thereunder and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus, in light of the circumstances in which they were made), not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the Registration Statement or the Prospectus; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

                          (c) The documents (as amended prior to the date hereof) incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all





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                 material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations of the Commission thereunder, and when read together with the other information in the Prospectus at the time the Registration Statement and any amendments thereto became effective and at the Closing Date (as defined below), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                          (d) The Company and each of the subsidiaries of the Company set forth on Schedule II (collectively, the "Principal Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own, lease or operate their respective properties and to conduct the businesses in which they are engaged as described or incor-porated by reference in the Prospectus; except where the failure to so qualify would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole.

                          (e) The Company has an authorized capitalization as set forth in the Prospectus under "Description of Capital Stock," "Description of Preferred Stock" and "Description of Common Stock" and in the documents incorporated by reference (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus and in documents incorporated by reference), and all of the issued and outstanding shares of capital stock of the Company have been





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                 duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus under such sections and in documents incorporated therein by reference; and all of the issued and outstanding shares of capital stock of the Principal Subsidiaries of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, except as set forth in the Prospectus and in documents incorporated therein by reference, and except for restrictions on transfers provided (i) under insurance or insurance holding company laws or regulations, and (ii) under federal and state securities laws, are owned directly or indirectly by the Company, free and clear of any security interests, mortgages, pledges, liens, encumbrances, equities or claims.

                          (f)     The Notes have been duly and validly
                 authorized by the Company for issuance and, when duly executed, issued and delivered by the Company, and authenticated by the Trustee pursuant to the provisions of this Agreement and the Indenture, respectively, against payment therefor as provided herein and in the Registration Statement will have been duly executed, issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Notes, when issued and delivered, will conform in all material respects to the description contained in the Prospectus.

                          (g) Each of the Base and the Supplemental Indenture has been duly authorized by the Company, and when duly executed by the proper officers of the Company (assuming due execution and





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                 delivery by the Trustee) and delivered by the Company will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to all statements relating thereto contained in the Prospectus.

                          (h) This Agreement has been duly authorized, executed and delivered and the execution, delivery and performance of this Agreement and the Indenture by the Company, including the issuance and delivery of the Notes and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder, have been or will be duly authorized by all necessary corporate actions prior to the date hereof and do not and will not conflict with or result in a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company (except for the liens provided for in the Indenture) or any of its subsidiaries pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or, to the Company's knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Notes under the Securities Act, the qualification of the Indenture under





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                 the Trust Indenture Act, and such consents, approvals,
                 authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Notes by the Underwriters, no consent, approval, authorization or order of, or filing, registration or qualification of or with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Indenture by the Company and the consummation of the transactions contemplated hereby and thereby, or for the offering, issuance or sale of the Notes.

                          (i) There are no agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                          (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been (except as disclosed in the Prospectus Supplement), (A) any material adverse change in the financial position, stockholders' equity, results of operations, business or operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole, and (C) except for regular quarterly dividends, any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.





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                          (k)     The financial statements (including the
                 related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the Company and its consolidated subsidiaries and of the Company's interest in GNC at the dates and for the periods indicated; and except as noted, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules incorporated in the Registration Statement present fairly the information required to be stated therein.

                          (l) Deloitte & Touche LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus, or is incorporated by reference therein and who have delivered the initial letter referred to in Section 7(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                          (m) Except as described in the Registration Statement, Prospectus or in documents incorporated therein by reference, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which is required to be disclosed in the Registration Statement, Prospectus or in documents incorporated therein by reference, or which, if determined adversely to the Company or any of its subsidiaries, would likely have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; all pending legal or governmental proceed-





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                 ings to which the Company or any subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, Prospectus, or documents incorporated therein by reference, excluding routine litigation incidental to the Company's business, are not material to the Company and its subsidiaries taken as a whole.

                          (n) There are no contracts or other documents of the Company or any of the Principal Subsidiaries which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations except for this Agreement, the Base Indenture, and the Supplemental Indenture all of which will be filed as exhibits to a Form 8-K to be filed by the Company prior to the Closing Date.

                          (o)      The Company and the Principal Subsidiaries
                 (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of their financial statements in conformity with generally accepted accounting principles and to maintain accountability for their assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (p) Neither the Company nor any of the Principal Subsidiaries is (i) in violation of its charter or by-laws, or
                 (ii) in default, and no event has occurred which, with notice or





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                 lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, or other agreement or instrument to which the Company or any of the Principal Subsidiaries is a party or by which it or any of them is or may be bound or to which any of the properties or assets of the Company or any of the Principal Subsidiaries is subject, except for such defaults that would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole or (iii) in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or any of them or its or any of their property or assets may be subject except for such violations of any law, ordinance, governmental rule, regulation or court decree that would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole.

                          (q) The Company has complied and will comply with all the provisions of Florida H.B. 1771, codified as Section
                 517.075 of the Florida statutes, as contemplated by the regulations promulgated thereunder relating to issuers doing business with Cuba.

                          (r) Each of the Company and its Principal Subsidiaries possesses such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any of the Principal Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the consolidated financial





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                 position, stockholders' equity, results of operations or
                 business of the Company and its subsidiaries taken as a whole.

                          (s) Each of the Company and its Principal Subsidiaries that is an insurance company has filed all reports, information statements and other documents with the insurance regulatory authorities of its jurisdiction of incorporation and jurisdictions in which it is qualified to do business as are required to be filed pursuant to the insurance statutes of such jurisdictions and the rules and regulations of the insurance regulatory authorities thereunder (the "Applicable Insurance Laws"), except where the failure to file such statements or reports would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity, results of operation or business of the Company and its subsidiaries taken as a whole. Except as described in the Prospectus or otherwise described to the Underwriters in writing, and except for treaties or agreements the unenforceability of which would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole, all reinsurance treaties and all contracts or agreements providing for reinsurance ceded are in full force and effect and the Company and the Principal Subsidiaries are not in violation of, or in default in the performance, observance or fulfillment of, any material obligation, agreement, covenant or condition contained in any thereof (except for violations or defaults which would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole).

                          (t) The "A" rating assigned to the Principal Subsidiaries by A.M. Best & Company, Inc. ("Best") has not been lowered or, to the Company's knowledge, threatened to be lowered by Best nor, to the Company's knowledge, have such





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                 subsidiaries been placed under surveillance or review by Best.

                          (u) Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                 2. Purchase of the Notes by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at the price agreed upon by the Underwriters and the Company the respective principal amount of the Notes set forth opposite such Underwriter's name in Schedule I hereto at a price (the "Purchase Price") equal to 98.555% of their principal amount plus accrued interest, if any from July 17, 1995 to the date of payment and delivery.

                 3. Offering of Notes by the Underwriters. Upon authorization by Lehman Brothers Inc. of the release of the Notes, the several Underwriters propose to offer the Notes for sale upon the terms and conditions set forth in the Prospectus and any amendment or supplement thereto relating to the Notes.

                 4. Delivery of and Payment for the Notes. Delivery of and payment for the Notes shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York, or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representative and the Company. This date and time are referred to as the Closing Date. On the Closing Date, the Company shall deliver or cause to be delivered to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks in, or by wire transfer of, immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition





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of the obligation of each Underwriter hereunder.  Upon delivery, a single global Note shall be registered in the name of Cede & Co. The Notes will be delivered through the book-entry facilities of the Depository Trust Company ("DTC"). The Note will be made available for inspection by the Underwriters and by DTC by 1:00 P.M., New York time, on the Business Day (as defined herein) prior to the Closing Date at such place in New York City as the Underwriters and the Company shall agree.

                 5. Further Agreements of the Company. The Company agrees:

                          (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such





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                 purpose, of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

                          (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

                          (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the Indenture), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Date in connection with the offering or sale of the Notes and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (or to file under the Exchange Act any document incorporated by reference in the Prospectus) in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and, upon their request, to file such document and to prepare and furnish without





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                 charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

                          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company and Lehman Brothers Inc., be required by the Securities Act or requested by the Commission.

                          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of Lehman Brothers Inc. to the filing.

                          (f) As soon as practicable after the date of this Agreement, but in any event not later than the earliest required filing date by the Company of a Form 10-K after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which this Agreement was executed, to make generally available to its security holders and to deliver to the Underwriters an earnings statement, conforming with the requirements of Section 11(a) of the Securities Act covering such twelve-month period.

                          (g) For a period of five years following the Closing Date, to furnish to the Underwriters, copies of all materials furnished by the Company to its shareholders and all public reports and all periodic reports filed by the Company with the Commission pursuant to the Exchange Act or any Rule or Regulation of the Commission thereunder.





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                          (h)     Promptly from time to time to take such
                 action as the Underwriters may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, in each jurisdiction in which the Notes and have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the Closing Date, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation in any jurisdiction where it is not so qualified.

                          (i) To apply the net proceeds from the sale of the Notes being sold by the Company as set forth in the Prospectus.

                 6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Note; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (l) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Notes made by the Underwriters.

                 7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                          (b) No Underwriter, shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, (in the case of the Prospectus, in light of the circumstances in which they were made), not misleading.

                          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Notes, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the Indenture and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                          (d) Michael P. Maloney, General Counsel to the Company, shall have furnished to the Underwriters his favorable opinion, as general counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                  (i) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware.

                                  (ii)     The Company has corporate power and
                          authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement or in documents incorporated therein by reference and to enter into and perform its obligations under this Agreement and the Indenture.

                                  (iii)    The Company is duly qualified as a
                          foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required.

                                  (iv)     The authorized, issued and
                          outstanding capital stock of the Company is, in all material respects, as set forth in the Prospectus under "Description of Capital Stock," "Description of Preferred Stock" and "Description of Common Stock" and in the documents incorporated by reference (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus and in documents incorporated by reference), and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                                  (v)      The Notes have been duly authorized
                          for issuance and sale to the Underwriters pursuant to this Agreement and are substantially in the form contemplated by the Indenture. The Notes have been duly executed, and when issued and delivered by the Company and when authenticated by the Trustee pursuant to the provisions of this Agreement and the Indenture, respectively, against payment therefor as provided herein and in the Registration Statement, will have been duly executed and issued and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and general equitable principles (whether enforceability is considered in a proceeding at law or in equity). Each of the Base and the Supplemental Indenture has been duly authorized, executed and delivered by the Company, are substantially in the form heretofore delivered to you and, when duly executed and delivered by the Trustee, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and general equitable principles (whether enforceability is considered in a proceeding at law or in equity).

                                  (vi)     To the best of his knowledge, there
                          are no holders of securities (debt or equity) of the Company who by reason of the filing of the Registration Statement under the Securities Act have the right to request the Company to register under the Securities Act securities held by them.

                                  (vii) The Principal Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all corporate power and authority necessary to own, lease, or operate their respective properties and conduct the businesses in which they are engaged as described or incorporated by reference in the Prospectus; except where the failure to so qualify would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole. All of the issued and outstanding capital stock of each Principal Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, and except as described in the Prospectus or in documents incorporated therein by reference and except for restrictions on transfers provided (i) under insurance or insurance holding company laws or regulations and (ii) under federal and state securities laws.

                                  (viii)   This Agreement has been duly
                          authorized, executed and delivered by the Company.

                                  (ix)     The Registration Statement is
                          effective under the Securities Act and, to the best of his knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the

                          Securities Act or proceedings therefor initiated or threatened by the Commission.

                                  (x)      To the best of his knowledge, there
                          are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or to which any of their property is subject which are not described in the Registration Statement or documents incorporated by reference therein, excluding ordinary routine litigation incidental to the Company's business, are not material to the Company and its subsidiaries taken as a whole.

                                  (xi)     The information in the Base
                          Prospectus under the heading "Description of Debt Securities" and in the Prospectus Supplement under "Description of the Notes" to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, have been reviewed by him and is correct in all material respects.

                                  (xii)    To the best of his knowledge, there
                          are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, except for this Agreement, the Base Indenture and the Supplemental Indenture all of which will be filed as exhibits to a Form 8-K to be filed by the Company prior to the Closing Date, the descriptions thereof or references thereto are correct, and no material default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference.

                                  (xiii)   No authorization, approval, consent
                          or order of any court or governmental agency is required in connection with the sale of the Notes to the Underwriters, except such as may be required under the Securities Act, the Rules and Regulations, the Trust Indenture Act, the rules and regulations thereunder or state securities laws; and to the best of his knowledge, the execution and delivery of this Agreement and the Indenture, including the issuance and delivery of the Notes, and the consummation of the transactions contemplated herein and therein do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company (except for the liens provided for in the Indenture) or any of the Principal Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of them is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of them is subject, except for any such conflict, violation, breach or default in any lien, charge, claim or encumbrance which, individually or in the aggregate, would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law or administrative regulation or administrative or court decree applicable by its terms to the Company.

                 (e) Donovan Leisure Newton & Irvine shall have furnished to the Underwriters its favorable opinion, as counsel for the Company, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to counsel for the Underwriters:

                                  (i) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware.

                                  (ii)     The Company has corporate power and
                          authority to enter into and perform its obligations under this Agreement and the Indenture.

                                  (iii)    The Notes have been duly authorized
                          for issuance and sale to the Underwriters pursuant to this Agreement and are substantially in the form contemplated by the Indenture. The Notes have been duly executed by the Company, and when issued and delivered by the Company and paid for by the Underwriters as contemplated by this Agreement and the Registration Statement and authenticated by the Trustee, will constitute a valid and binding obligation of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with its terms, except as subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and general equitable principles (whether considered in a proceeding at law or in equity). Each of the Base and the Supplemen-tal Indenture has been duly authorized, executed and delivered by the Company, are substantially in the form heretofore delivered to you and, when duly executed and delivered by the Trustee, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bank-ruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and general equitable principles (whether in a proceeding at law or in equity).

                                  (iv)     This Agreement has been duly
                          authorized, executed and delivered by the Company.

                                  (v)      The Registration Statement is
                          effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated nor has such counsel been advised by the Commission that such proceedings are threatened by the Commission.

                                  (vi)     At the time the Registration
                          Statement became effective and at the Closing Date, the Registration Statement (other than the financial statements and supporting schedules and any other financial data included or incorporated by reference therein, as to which no opinion need be rendered) and the Statement of Eligibility and Qualification of the Trustee on Form T-1 filed with the Commission complied as to form in all material respects with the applicable requirements of the Securities Act, the Rules and Regulations, the Trust Indenture Act and the rules and regulations thereunder.

                                  (vii)    The Notes conform in all material
                          respects to the description thereof contained in the Prospectus.

                                  (viii)   To the best knowledge of such
                          counsel, no authorization, approval, consent or order of any court or governmental agency is required in connection with the sale of the Notes to the Underwriters, except such as may be required under the Securities Act, the Rules and Regulations, the Trust Indenture Act, the rules and regulations thereunder or state securities laws; and to the best of such counsel's knowledge, the execution and delivery of this Agreement and the Indenture, including the issuance and delivery of the Notes, and the consummation of the transactions contemplated herein and therein do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company (except for the liens provided for in the Indenture) pursuant to, the 9 1/8% Senior Notes due 2002 and the Loan Agreement (assuming payment of the Loan Agreement simultaneously), except for any such conflict, violation, breach or default in any lien, charge, claim or encumbrance which, individually or in the aggregate, would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its Principal Subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law or administrative regulation or administrative or court decree known to such counsel to be applicable by its terms to the Company.

                          (f) The Underwriters shall have received from Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the issuance and sale of the Notes, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                 In rendering their opinions required by subsections (d), (e), and (f), respectively, of this section, Michael P. Maloney, Donovan Leisure Newton & Irvine and Skadden, Arps, Slate, Meagher & Flom may state that their opinions are limited to matters governed by the federal laws of the United States of America, the laws of "the State of New York" and "the General Corporation Law of the State of Delaware" and that such counsel is not admitted in "the State of Delaware" if such counsel is not so admitted and, in the case of Donovan Leisure Newton & Irvine, that such counsel does not opine as to insurance laws. In rendering his opinion set forth in subsection (d), Michael P. Maloney may rely on such opinions of counsel as he may reasonably request, provided that such counsel is satisfactory to counsel for the Underwriters and that copies of such opinions are attached to his opinion. Michael P. Maloney shall also have furnished to the Underwriters a separate written statements, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Underwriters, to the effect that
                 (x) Michael P. Maloney has acted as General Counsel and Donovan Leisure Newton & Irvine has acted as counsel to the Company on a regular basis (although the Company is also represented with respect to certain other matters, by other outside counsel), and such respective counsel have acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement (other than financial statements and supporting schedules and any other financial data included or incorporated by reference therein), as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to such Closing Date, when they were filed with the Commission contained, in the case of a registration statement which became effective under the Securities Act, any untrue state-ment of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the caption "Description of the Notes" and "Description of Debt Securities" insofar as such statements relate to the Notes and concern legal matters.

                                  Donovan Leisure Newton & Irvine shall
                 similarly have furnished to the Underwriters a separate written statement, addressed to the Underwriters and dated the Closing Date, to effect that it has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants for the Company, representatives of the Underwriters and of their legal counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Company), nothing has come to such counsel's attention that would lead them to believe that the Registration Statement (including the Rule 430A Information) at the time it became effective or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the Rule 430A Information) at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to the financial statements and related schedules or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus or with respect to the Statement of Eligibility and Qualification of Form T-1 of the Trustee or as to matters of insurance law or any documents of GNC incorporated by reference therein).

                          (g) At the time of execution of this Agreement, the Underwriters shall have received from Deloitte & Touche LLP, a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries and GNC within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) it is their opinion that the financial statements and supporting schedules incorporated in the Registration Statement and covered by their opinions therein, including the financial statements and supporting schedules of GNC and their opinion covering such statements and schedules, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Company and its subsidiaries incorporated in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated in the Registration Statement, or (B) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the long-term debt of the Company and its subsidiaries or any decrease in consolidated net assets as compared with the amounts shown in the March 31, 1995 balance sheet incorporated in the Registration Statement or, during the period from March 31, 1995 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or consolidated net earnings of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated in the Registration Statement and Prospectus and which are specified by the Underwriters and have found such amounts, percentages and financial information to be in agreement with the relevant ac-counting, financial and other records of the Company and its subsidiaries identified in such letter.

                          (h)     At the Closing Date, counsel for the
                 Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and their counsel.

                          (i) With respect to the letter of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                          (j) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the consolidated financial condition, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, and the Company shall have furnished to the Underwriters a certificate of the Chairman of the Board, the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company, dated as of the Closing Date, stating that:

                                  (i)      There has been no such material
                          adverse change;

                                  (ii)     the representations, warranties and
                          agreements of the Company in Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Date; the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed by it at or prior to the Closing Date;

                                  (iii)    in their opinion (A) as of the
                          Effective Date, the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus, in light of the circumstances in which they were made), and (B) since the Effective Date no event has occurred which should have been set forth or incorporated by reference in a supplement or amendment to the Registration Statement or the Prospectus which has not been so set forth; and

                                  (iv)     no stop order suspending the
                          effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

                          (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

                          (l) Subsequent to the execution and delivery of this Agreement and prior to Closing Time, (i) no downgrading shall have occurred in the rating accorded the Company's securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and
                 (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's securities.

                          (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in substance reasonably satisfactory to counsel for the Underwriters.

                 If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 6 hereof. Notwithstanding any such termination, the provisions of Sections 1, 5, and 8 shall remain in effect.

                 8.       Indemnification and Contribution.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, or any action in respect thereof (including, but not limited to any losses, claims, damages, liabilities or actions relating to purchases and sales of the Notes), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of, or bound upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, or in the case of the Prospectus in light of the circumstances in which they were made, and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such losses, claims, damages, liabilities or actions as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such losses, claims, damages, liabilities or actions arise out of, or are based upon, any untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                 (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the

Securities Act, from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such losses, claims, damages, liabilities or actions as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall, if they shall be advised by counsel in writing that defense counsel selected by the Company has a conflict of interest, the Underwriters shall have the right to employ counsel to represent jointly the Underwriters and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any losses, claims, damages or liabilities, or any actions in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, or actions in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                 (e) The Underwriters severally confirm that the statements with respect to the public offering of the Notes by the Underwriters set forth on the cover page of, and the concession and reallowance appearing under the caption "Underwriting" in, the Prospectus are correct and constitute information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                 9. Defaulting Underwriters. If on the Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Notes which the defaulting Underwriter agreed but failed to purchase on such Closing Date in the respective proportions to the amount of Notes set opposite the names of each remaining non-defaulting Underwriter in
Schedule I hereto bears to the amount of Notes set opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes on such Closing Date if the total number of Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 21% of the total amount of Notes of the Notes be purchased on such

Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 127% of the amount of Notes which it agreed to purchase on such Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on such Closing Date. If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 9, purchases Notes which a defaulting Underwriter agreed but failed to purchase.

                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Notes of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                 10. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(m) shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

                 11. Reimbursement of Underwriters' Expenses. If the Company shall fail to tender the Notes for delivery to the Underwriters by reason of any refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account expenses.

                 12. Notices, etc. All statements, requests, notices and agreements hereunder in writing, and:

                          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax:
                 212-526-6588), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., World Financial Center, 10th Floor, New York, NY 10285;

                          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
                 Vincent T. Papa, Vice President and Treasurer; (Fax:(212) 581-7261);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

                 13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of
Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them for a period of six years from the Closing Date.

                 15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

                 17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                 If the foregoing correctly sets forth the agreement between the Company and the Underwriters please indicate your acceptance in the space provided for that purpose below.




                                           Very truly yours,




                                           ORION CAPITAL CORPORATION


                                           By /s/ Vincent T. Papa
                                             ------------------------------
                                                Name:  Vincent T. Papa
                                                Title: Vice President
                                                         and Treasurer

Accepted:
LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE
      Securities Corporation
MERRILL LYNCH, PIERCE, FENNER & SMITH
           Incorporated



By /s/ Robert H. Swindell
  ------------------------------
  LEHMAN BROTHERS

For itself and on behalf of the several Underwriters

                                   SCHEDULE I


                                                                            Principal Amount
                                                                             of Notes to be
                                                                               Purchased
                                                                               ---------
Lehman Brothers Inc. . .  . . . . . . . . . . . . . . . . . . . . . .         $ 34,000,000
Donaldson, Lufkin & Jenrette  . . . . . . . . . . . . . . . . . . . .           33,000,000
   Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith . . . . . . . . . . . . . . . .           33,000,000
    Incorporated

                      ------------------------------                          ------------

   Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $100,000,000
                                                                              ============

                                  SCHEDULE II


Principal Subsidiaries

Security Insurance Company of Hartford
The Connecticut Indemnity Company